UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2007
                                                   ----------------

                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                        0-20394                 06-1340408
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(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)        Identification Number)



                  75 Ninth Avenue, New York, New York    10011
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On January 18, 2007, CoActive Marketing Group, Inc. (the "Company") entered into a Restricted Stock Agreement with Paul Amershadian, its Executive Vice President, pursuant to which Mr. Amershadian was granted 52,500 shares of the Common Stock under a Restricted Stock Agreement. The shares of Common Stock vest 20% on January 18, 2008, 30% on January 18, 2009, 20% on January 18, 2010,
20% on January 18, 2011, and 10% on January 18, 2012. Upon the termination of Mr. Amershadian's employment with the Company, all shares of Common Stock that have not vested under the Restricted Stock Agreement (if any) will be forfeited to the Company.

         Pursuant to the Restricted Stock Agreement, Mr. Amershadian also agreed to the cancellation of an option to purchase 70,000 shares of Common Stock at an exercise price of $3.00 per share, which had been awarded to him June 17, 2003.


Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit 10.1 Restricted Stock Agreement, dated as of January 18, 2007, between CoActive Marketing Group, Inc. and Paul Amershadian.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 22, 2007

                                               COACTIVE MARKETING GROUP, INC.


                                               By: /s/ ERWIN MEVORAH
                                                   -----------------------------
                                                   Erwin Mevorah,
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

No.               Description

Exhibit 10.1 Restricted Stock Agreement, dated as of January 18, 2007, between CoActive Marketing Group, Inc. and Paul Amershadian.